Exhibit 99.2

EMPIRE STATE REALTY TRUST
Supplemental Operating and Financial Data
March 31, 2018

First Quarter 2018

Forward-looking Statements

We make forward-looking statements in this supplemental package within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You should not rely on them as predictions of future events. For these statements, we claim the protections of the safe harbor for forward-looking statements contained in such Sections.

You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “contemplates,” “aims,” “continues,” “would” or “anticipates” or similar words or phrases in the positive or negative. In particular, forward looking statements include those pertaining to our capital resources, portfolio performance, dividend policy, results of operations, anticipated growth in our portfolio from operations, acquisitions, and market conditions and demographics.

Forward-looking statements involve numerous risks and uncertainties, many of which are difficult to predict and generally beyond our control. They depend on assumptions, data or methods which may be incorrect or imprecise, and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all).

The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: changes in our industry and markets, either nationally or in Manhattan or the greater New York metropolitan area; resolution of legal proceedings involving our company; reduced demand for office or retail space; new office or observatory development in our market; general volatility of the capital and credit markets and the market price of our Class A common stock and listed operating partnership units; changes in our business strategy; defaults on, early terminations of, or non-renewal of, leases by tenants; insolvency of a major tenant or a significant number of smaller tenants; litigation; fluctuations in interest rates; increased operating costs; declining real estate valuations and impairment charges; availability, terms and deployment of capital; our failure to obtain necessary outside financing; our expected leverage; decreased rental rates or increased vacancy rates; breach of or the expiration of our ground lease; our failure to generate sufficient cash flows to service our outstanding indebtedness; our failure to redevelop, renovate and reposition properties or to execute any planned capital project, successfully or on the anticipated timeline or at the anticipated costs; difficulties in identifying properties to acquire and completing acquisitions; risks of real estate acquisitions, dispositions and development (including our Metro Tower development site), including construction delays and cost overruns; our failure to operate acquired properties and operations successfully; our ability to manage our growth effectively; changes in governmental regulations, tax laws and rates and similar matters; estimates relating to our ability to make distributions to our securityholders in the future; our failure to qualify as a REIT; a future terrorist event in the U.S.; environmental uncertainties and risks related to adverse weather conditions and natural disasters; lack or insufficient amounts of insurance; financial market fluctuations; availability of, and our ability to attract and retain, qualified personnel; conflicts of interest affecting our senior management team; competition; changes in real estate and zoning laws and increases in real property tax rates; inability to comply with applicable rules and regulations and, in particular, public companies and damages resulting from security breaches through cyberattacks, cyber intrusions or otherwise, as well as other significant disruptions of our technology (IT) networks related systems. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, or new information, data or methods, future events or other changes after the date of this presentation, except as required by applicable law. For a further discussion of these and other factors that could impact our future results, performance or transactions, see the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2017 and other risks described in documents we subsequently file from time to time with the Securities and Exchange Commission.

First Quarter 2018

COMPANY PROFILE

Empire State Realty Trust, Inc., or the Company, is a leading real estate investment trust (REIT) that owns, manages, operates, acquires and repositions office and retail properties in Manhattan and the greater New York metropolitan area, including the Empire State Building, the world’s most famous building.

BOARD OF DIRECTORS

Anthony E. Malkin	Chairman and Chief Executive Officer
William H. Berkman	Director, Chair of Finance Committee
Leslie D. Biddle	Director
Thomas J. DeRosa	Director
Steven J. Gilbert	Director, Lead Director
S. Michael Giliberto	Director, Chair of Audit Committee
James D. Robinson IV	Director, Chair of Compensation and Nominating/Corporate Governance Committees

EXECUTIVE MANAGEMENT

Anthony E. Malkin	Chairman and Chief Executive Officer
John B. Kessler	President and Chief Operating Officer
Thomas P. Durels	Executive Vice President, Real Estate
David A. Karp	Executive Vice President and Chief Financial Officer
Thomas N. Keltner, Jr.	Executive Vice President, General Counsel and Secretary

COMPANY INFORMATION

Corporate Headquarters	Investor Relations	New York Stock Exchange
111 West 33rd Street, 12th Floor	Greg Faje	Trading Symbol: ESRT
New York, NY 10120	IR@empirestaterealtytrust.com
www.empirestaterealtytrust.com
(212) 687-8700

RESEARCH COVERAGE

Bank of America Merrill Lynch	Jeffrey Spector	(646) 855-1363	jeff.spector@baml.com
	James Feldman	(646) 855-5808	james.feldman@baml.com
BMO Capital Markets Corp.	John Kim	(212) 885-4115	jp.kim@bmo.com
BTIG	Thomas Catherwood	(212) 738-6140	tcatherwood@btig.com
Evercore ISI	Steve Sakwa	(212) 446-9462	steve.sakwa@evercoreisi.com
	Robert Simone	(212) 446-9459	robert.simone@evercoreisi.com
Goldman Sachs & Co. LLC	Andrew Rosivach	(212) 902-4736	rosivach@gs.com
Green Street Advisors	Jed Reagan	(949) 640-8780	jreagan@greenstreetadvisors.com
KeyBanc Capital Markets	Jordan Sadler	(917) 368-2280	jsadler@key.com
	Craig Mailman	(917) 368-2316	cmailman@key.com
Stifel	John Guinee	(443) 224-1307	jwguinee@stifel.com
Wells Fargo Securities, LLC	Blaine Heck	(443) 263-6529	blaine.heck@wellsfargo.com

First Quarter 2018

Financial Highlights

(unaudited and dollars in thousands, except per share amounts)

	Three Months Ended
Selected Items:	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Revenue	$168,496	$183,070	$187,320	$177,124	$164,954
Net income	$18,058	$32,260	$35,489	$31,359	$19,145
Cash net operating income (1)	$82,374	$99,671	$101,314	$97,270	$82,781
Core funds from operations (“Core FFO”) (1)	$59,250	$74,914	$77,503	$73,215	$61,293
Core funds available for distribution (“Core FAD”) (1)	$51,170	$57,467	$64,201	$61,546	$53,721
Core FFO per share—diluted	$0.20	$0.25	$0.26	$0.25	$0.21
Diluted weighted average shares	296,827,000	297,898,000	297,871,000	298,398,000	297,962,000
Dividends declared and paid per share	$0.105	$0.105	$0.105	$0.105	$0.105
Portfolio Statistics:
Number of properties	20	20	20	20	20
Total rentable square footage	10,143,376	10,144,638	10,137,074	10,139,660	10,145,676
Percent occupied (2)	88.1%	89.6%	89.8%	89.2%	88.8%
Percent leased (3)	91.5%	92.2%	91.7%	91.3%	89.5%
Observatory Metrics:
Number of visitors	660,000	1,014,000	1,276,000	1,126,000	636,000
Change in visitors year over year	3.8%	(5.1%)	(4.8%)	0.2%	(11.5%)
Observatory revenues	$21,249	$32,906	$39,306	$33,966	$20,940
Change in revenues year over year	1.5%	(2.4%)	3.1%	6.9%	(1.4%)
Ratios:
Consolidated Debt to Total Market Capitalization (4)	27.4%	21.5%	20.4%	20.2%	20.6%
Consolidated Net Debt to Total Market Capitalization (4)	19.5%	16.6%	15.7%	15.5%	14.8%
Consolidated Debt and Perpetual Preferred Units to Total Market Capitalization (4)	27.8%	21.9%	20.7%	20.6%	20.9%
Consolidated Net Debt and Perpetual Preferred Units to Total Market Capitalization (4)	19.9%	17.0%	16.1%	15.8%	15.2%
Consolidated Debt to EBITDA (5)	5.5x	4.8x	4.5x	4.5x	4.7x
Consolidated Net Debt to EBITDA (5)	3.5x	3.5x	3.3x	3.3x	3.2x
Interest Coverage Ratio	4.4x	5.8x	5.6x	5.5x	4.9x
Core FFO Payout Ratio (6)	53%	42%	41%	43%	51%
Core FAD Payout Ratio (7)	62%	55%	49%	51%	58%
Class A common stock price at quarter end	$16.79	$20.53	$20.54	$20.77	$20.64
Average closing price	$18.10	$20.46	$20.48	$21.05	$20.66
Dividends per share—annualized	$0.42	$0.42	$0.42	$0.42	$0.42
Dividend yield (8)	2.5%	2.0%	2.0%	2.0%	2.0%
Private Perpetual Preferred Units outstanding ($16.62 liquidation value)	1,560,360	1,560,360	1,560,360	1,560,360	1,560,360
Class A common stock	163,321,049	160,424,575	158,349,708	157,493,025	156,689,477
Class B common stock	1,048,161	1,052,469	1,077,740	1,080,475	1,095,114
Operating partnership units	138,627,149	138,932,443	140,989,373	141,844,339	142,583,324

Total common stock and operating partnership units outstanding (9)	302,996,359	300,409,487	300,416,821	300,417,839	300,367,915

Notes:

(1)	Represents non-GAAP financial measures. For a discussion on what these metrics represent and why the Company presents them, see page 23 and for a reconciliation of these metrics to net income, see pages 6 and 19.
(2)	Based on leases signed and commenced as of end of period.
(3)	Represents occupancy and includes signed leases not commenced.
(4)	Market capitalization represents the sum of (i) Company’s common stock per share price as of March 31, 2018 multiplied by the total outstanding number of shares of common stock and operating partnership units as of March 31, 2018; (ii) the number of perpetual preferred units at March 31, 2018 multiplied by $16.62 and (iii) our outstanding indebtedness or net indebtedness as of March 31, 2018.
(5)	Calculated based on trailing 12 months EBITDA.
(6)	Represents the amount of Core FFO paid out in distributions.
(7)	Represents the amount of Core FAD paid out in distributions.
(8)	Based on the closing price per share of Class A common stock on March 31, 2018.
(9)	As of March 31, 2018, the Company has had conversions from operating partnership units and Class B common shares to Class A common shares totaling 39 million shares or approximately $657 million at a closing share price of $16.79. This represents a 48% increase in the number of Class A shares since the IPO.

First Quarter 2018

Property Summary—Net Operating Income (“NOI”) by Quarter

(unaudited and dollars in thousands)

	Three Months Ended
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Total Portfolio
Revenue	$146,784	$149,852	$147,669	$142,766	$143,663
Operating expenses	(73,260)	(70,319)	(70,502)	(65,403)	(69,099)

Net operating income (“NOI”)	73,524	79,533	77,167	77,363	74,564
Straight-line rent	(5,853)	(5,963)	(6,861)	(7,722)	(5,998)
Above/below-market rent revenue amortization	(1,168)	(1,567)	(1,607)	(1,119)	(1,428)
Below-market ground lease amortization	1,958	1,958	1,957	1,958	1,958

Total cash NOI—excluding Observatory	68,461	73,961	70,656	70,480	69,096
Observatory cash NOI	13,913	25,710	30,658	26,790	13,685

Total cash NOI—including Observatory	$82,374	$99,671	$101,314	$97,270	$82,781

Manhattan Office Portfolio (1)
Revenue	$123,528	$125,195	$124,195	$118,014	$116,746
Operating expenses	(63,218)	(59,760)	(60,052)	(55,230)	(59,105)

NOI	60,310	65,435	64,143	62,784	57,641
Straight-line rent	(6,089)	(5,840)	(6,825)	(7,305)	(6,550)
Above/below-market rent revenue amortization	(1,168)	(1,567)	(1,607)	(1,119)	(1,428)
Below-market ground lease amortization	1,958	1,958	1,957	1,958	1,958

Cash NOI	$55,011	$59,986	$57,668	$56,318	$51,621

Greater New York Office Portfolio
Revenue	$18,697	$19,710	$18,582	$19,721	$22,121
Operating expenses	(8,425)	(8,800)	(8,565)	(8,425)	(8,300)

NOI	10,272	10,910	10,017	11,296	13,821
Straight-line rent	(285)	(272)	(190)	(460)	467
Above/below-market rent revenue amortization	—	—	—	—	—
Below-market ground lease amortization	—	—	—	—	—

Cash NOI	$9,987	$10,638	$9,827	$10,836	$14,288

Standalone Retail Portfolio
Revenue	$4,559	$4,947	$4,892	$5,031	$4,796
Operating expenses	(1,617)	(1,759)	(1,885)	(1,748)	(1,694)

NOI	2,942	3,188	3,007	3,283	3,102
Straight-line rent	521	149	154	43	85
Above/below-market rent revenue amortization	—	—	—	—	—
Below-market ground lease amortization	—	—	—	—	—

Cash NOI	$3,463	$3,337	$3,161	$3,326	$3,187

Note:

(1)	Includes 506,352 rentable square feet of retail space in the Company’s nine Manhattan office properties.

First Quarter 2018

Net Operating Income (“NOI”) and Initial Free Rent Burn-Off

(unaudited and dollars in thousands)

	Three Months Ended
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Reconciliation of Net Income to NOI and Cash NOI
Net income	$18,058	$32,260	$35,489	$31,359	$19,145
Add:
General and administrative expenses	12,628	13,749	12,899	12,579	11,088
Depreciation and amortization	39,883	40,842	38,490	40,532	40,846
Interest expense	17,591	16,364	16,890	17,477	17,742
Loss on early extinguishment of debt	—	—	2,157	—	—
Loss from derivative financial instruments	—	—	—	42	247
Income tax expense (benefit)	(260)	2,340	2,245	2,556	(468)
Less:
Third-party management and other fees	(463)	(312)	(345)	(392)	(351)

Net operating income	87,437	105,243	107,825	104,153	88,249
Straight-line rent	(5,853)	(5,963)	(6,861)	(7,722)	(5,998)
Above/below-market rent revenue amortization	(1,168)	(1,567)	(1,607)	(1,119)	(1,428)
Below-market ground lease amortization	1,958	1,958	1,957	1,958	1,958

Total cash NOI—including Observatory	82,374	99,671	101,314	97,270	82,781
Less: Observatory NOI	(13,913)	(25,710)	(30,658)	(26,790)	(13,685)

Total cash NOI—excluding Observatory	$68,461	$73,961	$70,656	$70,480	$69,096

Cash NOI by Portfolio
Manhattan Office Portfolio	$55,011	$59,986	$57,668	$56,318	$51,621
Greater New York Office Portfolio	9,987	10,638	9,827	10,836	14,288
Standalone Retail Portfolio	3,463	3,337	3,161	3,326	3,187

Total cash NOI—excluding Observatory	68,461	73,961	70,656	70,480	69,096
Observatory cash NOI	13,913	25,710	30,658	26,790	13,685

Total cash NOI—including Observatory	$82,374	$99,671	$101,314	$97,270	$82,781

Schedule of Initial Free Rent Burn-Off

As of March 31, 2018, the Company had approximately $44 million of annualized cash rents that have yet to contribute to Cash NOI:

	Annualized Initial Base
		Cumulative Contribution to Annualized Base Rent in the Following Years:
Total Portfolio	Cash Rent	2018	2019	2020	2021
Commenced leases in free rent period	$22,168	$7,472	$21,223	$22,168	$22,168
Signed leases not commenced	21,418	686	12,130	20,731	21,418

Total	$43,586	$8,158	$33,353	$42,899	$43,586

Signed leases not commenced
Tenant	Square Feet	3/31/18 Escalated Annual Rent	New Annual Rent	Expected Cash Base Rent Commencement Date	Incremental Annual Revenue
Hoguet Newman Regal & Kenney	12,732	$—	$850	Dec. 2018	$850
RZO, LLC	12,635	—	820	Apr. 2019	820
ASCAP	87,943	—	5,250	May 2019	5,250
Raysearch	12,807	—	870	Jun. 2019	870
Nespresso	41,835	—	2,380	Jun. 2019	2,380
TJX Companies	18,965	450	1,900	Jul. 2019	1,450
William T. Grant Foundation	12,725	—	830	Aug. 2019	830
Fragoman, Del Rey, Bernsen & Loewy LLP	107,680	1,870	5,920	Mar. 2020	4,050
Other SLNC	84,034	—	4,918	Jun. 2018 - May 2019	4,918

Total	391,356	$2,320	$23,738		$21,418

First Quarter 2018

Property Summary—Leasing Activity by Quarter

(unaudited)

	Three Months Ended
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017		March 31, 2017
Total Portfolio
Total leases executed	41	55	34	51		27
Weighted average lease term	7.1 years	8.1 years	12.2 years	9.3 years		10.6 years
Average free rent period	4.8 months	6.4 months	9.3 months	6.9 months		10.2 months
Office
Total square footage executed	253,626	252,244	487,854	300,269		157,973
Average rent psf—leases executed	$54.51	$56.14	$52.52	$55.22		$50.81
Previously escalated rents psf	$48.53	$44.85	$41.12	$40.61		$47.48
Percentage of new rent over previously escalated rents	12.3%	25.2%	27.7%	36.0%		7.0%
Retail
Total square footage executed	5,904	22,744	—	29,597		43,019
Average rent psf—leases executed	$175.43	$115.33	$—	$40.66		$99.96
Previously escalated rents psf	$175.43	$86.38	$—	$48.13		$24.60
Percentage of new rent over previously escalated rents	—	33.5%	—	(15.5%	)	306.3%
Total Portfolio
Total square footage executed	259,530	274,988	487,854	329,866		200,992
Average rent psf—leases executed	$57.29	$61.42	$52.52	$54.39		$61.33
Previously escalated rents psf	$51.44	$48.45	$41.12	$41.52		$42.58
Percentage of new rent over previously escalated rents	11.4%	26.8%	27.7%	31.0%		44.0%
Leasing commission costs per square foot	$15.35	$18.06	$22.15	$17.74		$28.01
Tenant improvement costs per square foot	49.54	65.95	72.92	68.24		48.84

Total LC and TI per square foot (2)	$64.89	$84.01	$95.07	$85.98		$76.85

Occupancy	88.1%	89.6%	89.8%	89.2%		88.8%
Manhattan Office Portfolio (1)
Total leases executed	31	41	27	43		24
Office—New Leases
Total square footage executed	158,932	170,669	276,964	208,594		68,163
Average rent psf—leases executed	$59.51	$61.31	$58.79	$60.11		$59.82
Previously escalated rents psf	$48.05	$45.80	$40.24	$40.11		$48.88
Percentage of new rent over previously escalated rents	23.8%	33.9%	46.1%	49.9%		22.4%
Office—Renewal Leases
Total square footage executed	33,964	43,237	38,180	42,447		16,997
Average rent psf—leases executed	$56.31	$53.72	$56.12	$58.07		$57.98
Previously escalated rents psf	$56.22	$47.65	$50.02	$54.92		$49.68
Percentage of new rent over previously escalated rents	0.2%	12.7%	12.2%	5.7%		16.7%
Retail—New and Renewal Leases
Total square footage executed	—	20,366	—	2,454		43,019
Average rent psf—leases executed	$—	$99.98	$—	$111.42		$99.96
Previously escalated rents psf	$—	$70.61	$—	$128.87		$24.60
Percentage of new rent over previously escalated rents	—	41.6%	—	(13.5%	)	306.3%
Total Manhattan Office Portfolio
Total square footage executed	192,896	234,272	315,144	253,495		128,179
Average rent psf—leases executed	$58.94	$63.27	$58.46	$60.26		$73.04
Previously escalated rents psf	$49.49	$48.30	$41.42	$43.45		$40.84
Percentage of new rent over previously escalated rents	19.1%	31.0%	41.1%	38.7%		78.9%
Leasing commission costs per square foot	$18.56	$19.02	$26.21	$21.97		$36.49
Tenant improvement costs per square foot	63.22	69.16	80.69	79.19		45.02

Total LC and TI per square foot (2)	$81.78	$88.18	$106.90	$101.16		$81.51

Occupancy	87.3%	89.0%	89.2%	88.7%		88.1%

First Quarter 2018

Property Summary—Leasing Activity by Quarter—(Continued)

(unaudited)

	Three Months Ended
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Greater New York Office Portfolio
Total leases executed	8	11	7	6	3
Total square footage executed	60,730	38,338	172,710	49,228	72,813
Average rent psf—leases executed	$39.85	$35.89	$41.68	$32.02	$40.71
Previously escalated rents psf	$45.36	$37.45	$40.57	$30.41	$45.66
Percentage of new rent over previously escalated rents	(12.1%)	(4.2%)	2.7%	5.3%	(10.8%)
Leasing commission costs per square foot	$4.21	$10.35	$14.74	$5.71	$13.08
Tenant improvement costs per square foot	7.89	50.40	58.76	49.50	55.57

Total LC and TI per square foot (2)	$12.10	$60.75	$73.50	$55.21	$68.65

Occupancy	90.8%	91.2%	91.3%	90.5%	90.7%
Standalone Retail Portfolio
Total leases executed	2	3	—	2	—
Total square footage executed	5,904	2,378	—	27,143	—
Average rent psf—leases executed	$175.42	$246.78	$—	$34.26	$—
Previously escalated rents psf	$175.42	$221.47	$—	$40.83	$—
Percentage of new rent over previously escalated rents	—	11.4%	—	(16.1%)	—
Leasing commission costs per square foot	$25.20	$48.45	$—	$—	$—
Tenant improvement costs per square foot	31.31	—	—	—	—

Total LC and TI per square foot (2)	$56.51	$48.45	$—	$—	$—

Occupancy	97.3%	99.4%	99.4%	99.4%	99.4%

Notes:

(1)	Includes 506,352 rentable square feet of retail space in the Company’s nine Manhattan office properties.
(2)	Presents all tenant improvement and leasing commission costs as if they were incurred in the period in which the lease was signed, which may be different than the period in which they were actually paid.

First Quarter 2018

Total Portfolio Expirations and Vacates Summary

(unaudited and in square feet)

	Three Months Ended				Full Year
	Actual	Forecast (1)	Forecast (1)	Forecast (1)	Actual + Forecast (1)	Forecast (1)
	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	2018	2019
Total Portfolio
Total Expirations	419,086	188,127	199,135	160,472	966,820	741,720
Less: Broadcasting	(19,511)	(21,776)	(7,730)	(10,529)	(59,546)	(586)

Office and Retail Expirations	399,575	166,351	191,405	149,943	907,274	741,134

Renewal & Relocations (2)	76,747	29,903	57,158	61,574	225,382	180,311
New Leases (3)	67,614	44,058	30,590	35,916	178,178	23,490
Tenant Vacates (4)	108,114	79,729	30,190	30,674	248,707	133,661
Intentional Vacates (5)	136,660	12,661	56,123	12,714	218,158	148,477
Hold-over / Unknown (6)	10,440	—	17,344	9,065	36,849	255,195

Total Portfolio expirations and vacates	399,575	166,351	191,405	149,943	907,274	741,134

Manhattan Office Portfolio
Total Expirations	344,883	133,636	127,726	123,019	729,264	492,440
Less: Broadcasting	(19,511)	(21,776)	(7,730)	(10,529)	(59,546)	(586)

Office Expirations	325,372	111,860	119,996	112,490	669,718	491,854

Renewal & Relocations (2)	53,121	16,535	50,599	33,601	153,856	89,091
New Leases (3)	67,614	44,058	—	35,916	147,588	23,490
Tenant Vacates (4)	70,092	38,848	28,185	21,194	158,319	91,009
Intentional Vacates (5)	124,105	12,419	34,147	12,714	183,385	125,285
Hold-over / Unknown (6)	10,440	—	7,065	9,065	26,570	162,979

Total expirations and vacates	325,372	111,860	119,996	112,490	669,718	491,854

Greater New York Office Portfolio
Office Expirations	54,661	50,369	69,404	37,209	211,643	222,824

Renewal & Relocations (2)	22,316	13,368	6,559	27,729	69,972	91,220
New Leases (3)	—	—	30,590	—	30,590	—
Tenant Vacates (4)	32,345	37,001	—	9,480	78,826	42,652
Intentional Vacates (5)	—	—	21,976	—	21,976	—
Unknown (6)	—	—	10,279	—	10,279	88,952

Total expirations and vacates	54,661	50,369	69,404	37,209	211,643	222,824

Retail Portfolio
Retail Expirations	19,542	4,122	2,005	244	25,913	26,456

Renewal & Relocations (2)	1,310	—	—	244	1,554	—
New Leases (3)	—	—	—	—	—	—
Tenant Vacates (4)	5,677	3,880	2,005	—	11,562	—
Intentional Vacates (5)	12,555	242	—	—	12,797	23,192
Unknown (6)	—	—	—	—	—	3,264

Total expirations and vacates	19,542	4,122	2,005	244	25,913	26,456

Notes:

(1)	These forecasts, which are subject to change, are based on management’s expectations, including, among other things, discussions with and other information provided by tenants as well as management’s analyses of past historical trends.
(2)	For forecasted periods, “Renewals” assume tenants renew their existing leases in all or a portion of their current spaces, and “Relocations” assume tenants move within a building or within the Company’s portfolio.
(3)	For forecasted periods, “New Leases” represents leases that have been signed with a new tenant, a subtenant who signed a direct lease or a tenant who expanded. The lease commencement dates are not provided in this section.
(4)	For forecasted periods, “Tenant Vacates” assumes a tenant elects not to renew at the end of their existing lease or exercises an early termination option.
(5)	For forecasted periods, “Intentional Vacates” assumes the Company decides not to renew tenant at the end of their existing lease due to anticipated future redevelopment or for other reasons. This also may include early lease terminations.
(6)	For forecasted periods, “Unknown” represents tenants’ existing leases which do not fall into any of the above categories: Renewals & Relocations, New Leases, Tenant Vacates or Intentional Vacates and tenants’ whose intention is unknown.

First Quarter 2018

Property Detail

(unaudited)

Property Name	Location or Sub-Market	Rentable Square Feet (1)	Percent Occupied (2)	Annualized Rent (3)	Annualized Rent per Occupied Square Foot (4)	Number of Leases (5)
Manhattan Office Properties—Office
The Empire State Building (6)	Penn Station—Times Sq. South	2,711,465	93.7%	$141,004,797	$55.50	182
One Grand Central Place	Grand Central	1,246,187	87.1%	61,315,827	56.48	220
1400 Broadway (8)	Penn Station—Times Sq. South	908,988	79.3%	34,822,344	48.29	34
111 West 33rd Street (9)	Penn Station—Times Sq. South	638,322	67.5%	23,755,777	55.15	15
250 West 57th Street	Columbus Circle—West Side	476,982	75.2%	20,253,726	56.48	79
501 Seventh Avenue	Penn Station—Times Sq. South	460,063	93.3%	18,738,892	43.65	27
1359 Broadway	Penn Station—Times Sq. South	455,627	96.1%	22,452,383	51.30	36
1350 Broadway (10)	Penn Station—Times Sq. South	373,326	86.7%	18,104,063	55.92	63
1333 Broadway	Penn Station—Times Sq. South	292,544	94.6%	13,855,083	50.07	12

Manhattan Office Properties—Office		7,563,504	87.3%	354,302,893	53.65	668
Manhattan Office Properties—Retail
The Empire State Building (7)	Penn Station—Times Sq. South	104,241	70.0%	13,271,094	181.85	14
One Grand Central Place	Grand Central	68,563	79.0%	6,369,966	117.67	13
1400 Broadway (8)	Penn Station—Times Sq. South	20,418	71.9%	1,883,061	128.26	7
112 West 34th Street (9)	Penn Station—Times Sq. South	90,132	100.0%	22,404,847	248.58	4
250 West 57th Street	Columbus Circle—West Side	61,422	79.7%	8,036,986	164.15	8
501 Seventh Avenue	Penn Station—Times Sq. South	35,558	88.3%	1,983,248	63.15	9
1359 Broadway	Penn Station—Times Sq. South	27,243	100.0%	2,181,579	80.08	6
1350 Broadway (10)	Penn Station—Times Sq. South	31,774	100.0%	6,780,827	213.41	6
1333 Broadway	Penn Station—Times Sq. South	67,001	100.0%	8,696,056	129.79	4

Manhattan Office Properties—Retail		506,352	86.6%	71,607,665	163.37	71

Sub-Total/Weighted Average
Manhattan Office Properties—Office and Retail		8,069,856	87.3%	425,910,559	60.48	739

Greater New York Metropolitan Area
Office Properties
First Stamford Place (11)	Stamford, CT	793,142	92.7%	31,316,606	42.58	55
Metro Center	Stamford, CT	284,816	86.8%	14,208,404	57.45	27
383 Main Avenue	Norwalk, CT	262,923	91.0%	7,710,441	32.22	22
500 Mamaroneck Avenue	Harrison, NY	294,570	86.5%	7,257,702	28.49	33
10 Bank Street	White Plains, NY	232,361	94.3%	7,827,951	35.74	35

Sub-Total/Weighted Average Greater New York Metropolitan Area Office Properties		1,867,812	90.8%	68,321,103	40.29	172

Standalone Retail Properties
10 Union Square	Union Square	58,007	100.0%	6,709,152	115.66	13
1542 Third Avenue	Upper East Side	56,250	100.0%	3,800,915	67.57	4
1010 Third Avenue	Upper East Side	44,662	100.0%	3,735,464	83.64	2
77 West 55th Street	Midtown	25,388	100.0%	2,637,533	103.89	3
69-97 Main Street	Westport, CT	17,071	66.9%	1,661,557	145.42	4
103-107 Main Street	Westport, CT	4,330	100.0%	715,852	165.32	1

Sub-Total/Weighted Average Standalone Retail Properties		205,708	97.3%	19,260,473	96.27	27

Portfolio Total		10,143,376	88.1%	$513,492,135	$57.45	938

Total/Weighted Average Office Properties		9,431,316	88.0%	$422,623,997	$50.92	840
Total/Weighted Average Retail Properties		712,060	89.7%	90,868,138	142.34	98

Portfolio Total		10,143,376	88.1%	$513,492,135	$57.45	938

Notes:

(1)	Excludes (i) 155,263 square feet of space across the Company’s portfolio attributable to building management use and tenant amenities and (ii) 69,789 square feet of space attributable to the Company’s observatory.
(2)	Based on leases signed and commenced as of March 31, 2018.
(3)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(4)	Represents annualized rent under leases commenced as of March 31, 2018 divided by occupied square feet.
(5)	Represents the number of leases at each property or on a portfolio basis. If a tenant has more than one lease, whether or not at the same property, but with different expirations, the number of leases is calculated equal to the number of leases with different expirations.
(6)	Includes 69,223 rentable square feet of space leased by the Company’s broadcasting tenants.
(7)	Includes 5,300 rentable square feet of space leased by WDFG North America, a licensee of the Company’s observatory.
(8)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 45 years (expiring December 31, 2063).
(9)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 59 years (expiring May 31, 2077).
(10)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 32 years (expiring July 31, 2050).
(11)	First Stamford Place consists of three buildings.

First Quarter 2018

Tenant Lease Expirations

(unaudited)

Total Lease Expirations	Number of Leases Expiring (1)	Rentable Square Feet Expiring (2)	Percent of Portfolio Rentable Square Feet Expiring	Annualized Rent (3)	Percent of Annualized Rent	Annualized Rent Per Rentable Square Foot
Available	—	862,110	8.5%	$—	0.0%	$—
Signed leases not commenced	26	342,700	3.4%	—	0.0%	—
1Q 2018 (4)	12	67,099	0.7%	3,159,610	0.6%	47.09
2Q 2018	59	188,127	1.9%	10,394,542	2.0%	55.25
3Q 2018	44	199,135	2.0%	10,364,905	2.0%	52.05
4Q 2018	43	160,472	1.6%	7,298,672	1.4%	45.48

Total 2018	158	614,833	6.1%	31,217,729	6.1%	50.77
1Q 2019	23	87,838	0.9%	5,029,112	1.0%	57.25
2Q 2019	32	175,654	1.7%	9,317,108	1.8%	53.04
3Q 2019	42	192,492	1.9%	10,408,805	2.0%	54.07
4Q 2019	41	285,736	2.8%	13,332,017	2.6%	46.66

Total 2019	138	741,720	7.3%	38,087,042	7.4%	51.35
2020	138	820,746	8.1%	45,231,667	8.8%	55.11
2021	97	691,243	6.8%	38,369,523	7.5%	55.51
2022	90	531,783	5.2%	32,970,157	6.4%	62.00
2023	65	632,185	6.2%	36,816,315	7.2%	58.24
2024	52	558,223	5.5%	31,733,309	6.2%	56.85
2025	51	374,755	3.7%	27,745,286	5.4%	74.04
2026	39	951,018	9.4%	51,439,493	10.0%	54.09
2027	41	539,247	5.3%	30,984,879	6.0%	57.46
Thereafter	69	2,482,813	24.5%	148,896,735	29.0%	59.97

Total	964	10,143,376	100.0%	$513,492,135	100.0%	$57.45

Manhattan Office Properties (5)
Available	—	632,261	8.4%	$—	0.0%	$—
Signed leases not commenced	22	326,959	4.3%	—	0.0%	—
1Q 2018 (4)	9	53,426	0.7%	2,692,987	0.8%	50.41
2Q 2018	46	133,636	1.8%	7,374,806	2.1%	55.19
3Q 2018	36	127,726	1.7%	6,905,417	1.9%	54.06
4Q 2018	32	123,019	1.6%	6,569,968	1.9%	53.41

Total 2018	123	437,807	5.8%	23,543,178	6.6%	53.78
1Q 2019	17	81,436	1.1%	4,842,998	1.4%	59.47
2Q 2019	21	95,143	1.3%	4,809,062	1.4%	50.55
3Q 2019	36	181,143	2.4%	8,918,835	2.5%	49.24
4Q 2019	34	134,718	1.8%	7,339,458	2.1%	54.48

Total 2019	108	492,440	6.6%	25,910,353	7.4%	52.62
2020	105	588,352	7.8%	32,662,550	9.2%	55.52
2021	59	450,664	6.0%	24,071,936	6.8%	53.41
2022	66	350,266	4.6%	19,632,159	5.5%	56.05
2023	47	469,392	6.2%	25,453,481	7.2%	54.23
2024	33	342,914	4.5%	17,774,912	5.0%	51.83
2025	31	225,745	3.0%	13,065,308	3.7%	57.88
2026	28	829,412	11.0%	45,455,273	12.8%	54.80
2027	27	387,245	5.1%	21,280,863	6.0%	54.95
Thereafter	41	2,030,047	26.7%	105,452,880	29.8%	51.95

Total Manhattan office properties	690	7,563,504	100.0%	$354,302,893	100.0%	$53.65

Notes:

(1)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(2)	Excludes (i) 155,263 rentable square feet of space across the Company portfolio attributable to building management use and tenant amenities and (ii) 69,789 square feet of space attributable to the Company’s observatory.
(3)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(4)	Represents leases that are included in occupancy as of March 31, 2018 and expire on March 31, 2018.
(5)	Excludes (i) retail space in the Company’s Manhattan office properties and (ii) the Empire State Building broadcasting licenses and observatory operations.

First Quarter 2018

Tenant Lease Expirations

(unaudited)

Greater New York Metropolitan Area Office Properties	Number of Leases Expiring (1)	Rentable Square Feet Expiring (2)	Percent of Portfolio Rentable Square Feet Expiring	Annualized Rent (3)	Percent of Annualized Rent	Annualized Rent Per Rentable Square Foot
Available	—	168,621	9.0%	$—	0.0%	$—
Signed leases not commenced	3	3,281	0.2%	—	0.0%	—
1Q 2018 (4)	3	13,673	0.7%	466,623	0.7%	34.13
2Q 2018	11	50,369	2.7%	2,450,390	3.6%	48.65
3Q 2018	7	69,404	3.7%	3,188,697	4.7%	45.94
4Q 2018	10	37,209	2.0%	702,596	1.0%	18.88

Total 2018	31	170,655	9.1%	6,808,306	10.0%	39.90
1Q 2019	6	6,402	0.3%	186,114	0.3%	29.07
2Q 2019	10	77,738	4.2%	3,278,224	4.8%	42.17
3Q 2019	2	5,099	0.3%	168,518	0.2%	33.05
4Q 2019	6	133,585	7.1%	4,714,685	6.9%	35.29

Total 2019	24	222,824	11.9%	8,347,541	12.2%	37.46
2020	24	203,761	10.9%	9,014,144	13.2%	44.24
2021	31	210,934	11.3%	9,346,853	13.7%	44.31
2022	15	121,876	6.5%	4,471,248	6.5%	36.69
2023	9	108,460	5.8%	5,003,956	7.3%	46.14
2024	7	186,890	10.0%	8,226,758	12.0%	44.02
2025	12	111,685	6.0%	3,783,949	5.5%	33.88
2026	3	51,255	2.7%	1,527,154	2.2%	29.80
2027	6	64,229	3.4%	2,322,123	3.4%	36.15
Thereafter	10	243,341	13.1%	9,469,071	14.0%	38.91

Total greater New York metropolitan area office properties	175	1,867,812	100.0%	$68,321,103	100.0%	$40.29

Retail Properties
Available	—	61,228	8.6%	$—	0.0%	$—
Signed leases not commenced	1	12,460	1.7%	—	0.0%	—
1Q 2018 (4)	—	—	0.0%	—	0.0%	—
2Q 2018	2	4,122	0.6%	569,346	0.6%	138.12
3Q 2018	1	2,005	0.3%	270,791	0.3%	135.06
4Q 2018	1	244	0.0%	26,108	0.0%	107.00

Total 2018	4	6,371	0.9%	866,245	1.0%	135.97
1Q 2019	—	—	0.0%	—	0.0%	—
2Q 2019	1	2,773	0.4%	1,229,822	1.4%	443.50
3Q 2019	4	6,250	0.9%	1,321,452	1.5%	211.43
4Q 2019	1	17,433	2.4%	1,277,874	1.4%	73.30

Total 2019	6	26,456	3.7%	3,829,148	4.2%	144.74
2020	9	28,633	4.0%	3,554,973	3.9%	124.16
2021	7	29,645	4.2%	4,950,734	5.4%	167.00
2022	9	59,641	8.4%	8,866,750	9.8%	148.67
2023	9	54,333	7.6%	6,358,878	7.0%	117.04
2024	12	28,419	4.0%	5,731,639	6.3%	201.68
2025	8	37,325	5.2%	10,896,029	12.0%	291.92
2026	8	70,351	9.9%	4,457,066	4.9%	63.35
2027	8	87,773	12.3%	7,381,893	8.1%	84.10
Thereafter	18	209,425	29.4%	33,974,783	37.4%	162.23

Total retail properties	99	712,060	100.0%	$90,868,138	100.0%	$142.34

Notes:

(1)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(2)	Excludes (i) 155,263 rentable square feet of space across the Company portfolio attributable to building management use and tenant amenities and (ii) 69,789 square feet of space attributable to the Company’s observatory.
(3)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(4)	Represents leases that are included in occupancy as of March 31, 2018 and expire on March 31, 2018.

First Quarter 2018

Tenant Lease Expirations

(unaudited)

Empire State Building Office (1)	Number of Leases Expiring (2)	Rentable Square Feet Expiring (3)	Percent of Portfolio Rentable Square Feet Expiring	Annualized Rent (4) (5)	Percent of Annualized Rent	Annualized Rent Per Rentable Square Foot
Available	—	140,678	5.2%	$—	0.0%	$—
Signed leases not commenced	3	30,059	1.1%	—	0.0%	—
1Q 2018 (6)	—	—	0.0%	—	0.0%	—
2Q 2018	12	30,328	1.1%	1,875,718	1.3%	61.85
3Q 2018	4	32,842	1.2%	1,980,818	1.4%	60.31
4Q 2018	5	15,719	0.6%	965,933	0.7%	61.45

Total 2018	21	78,889	2.9%	4,822,469	3.4%	61.13
1Q 2019	9	14,785	0.5%	773,630	0.5%	52.33
2Q 2019	1	1,738	0.1%	90,237	0.1%	51.92
3Q 2019	1	5,588	0.2%	314,910	0.2%	56.35
4Q 2019	6	41,664	1.5%	2,271,192	1.6%	54.51

Total 2019	17	63,775	2.4%	3,449,969	2.4%	54.10
2020	37	300,273	11.1%	17,607,043	12.5%	58.64
2021	17	118,128	4.4%	6,547,827	4.6%	55.43
2022	22	96,214	3.5%	5,929,005	4.2%	61.62
2023	13	81,216	3.0%	5,130,454	3.6%	63.17
2024	13	92,516	3.4%	5,728,031	4.1%	61.91
2025	7	67,378	2.5%	3,719,770	2.6%	55.21
2026	11	502,152	18.5%	28,149,072	20.0%	56.06
2027	4	16,613	0.6%	1,134,079	0.8%	68.26
Thereafter	20	1,123,574	41.5%	58,787,078	41.7%	52.32

Total Empire State Building office	185	2,711,465	100.0%	$141,004,797	100.0%	$55.50

Empire State Building Broadcasting Licenses and Leases	Annualized Base Rent (7)	Annualized Expense Reimbursements	Annualized Rent (4) (8)	Percent of Annualized Rent
1Q 2018 (6)	$487,150	$109,635	$596,785	3.1%
2Q 2018	1,163,067	544,255	1,707,322	8.8%
3Q 2018	1,424,351	717,094	2,141,445	11.1%
4Q 2018	1,290,646	594,409	1,885,055	9.7%

Total 2018	4,365,214	1,965,393	6,330,607	32.8%
1Q 2019	212,240	47,696	259,936	1.3%
2Q 2019	—	—	—	0.0%
3Q 2019	—	—	—	0.0%
4Q 2019	—	—	—	0.0%

Total 2019	212,240	47,696	259,936	1.3%
2020	955,809	151,799	1,107,608	5.7%
2021	55,685	95,625	151,310	0.8%
2022	1,124,545	248,224	1,372,769	7.1%
2023	82,480	19,269	101,749	0.5%
2024	45,894	60,712	106,606	0.6%
2025	1,496,090	190,092	1,686,182	8.7%
2026	768,750	76,826	845,576	4.4%
2027	750,000	58,504	808,504	4.2%
Thereafter	5,941,360	649,667	6,591,027	34.0%

Total Empire State Building broadcasting licenses and leases	$15,798,067	$3,563,807	$19,361,874	100.0%

Notes:

(1)	Excludes retail space, broadcasting licenses and observatory operations
(2)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(3)	Excludes 25,937 rentable square feet of space attributable to building management use.
(4)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(5)	Includes approximately $8.1 million of annualized rent related to physical space occupied by broadcasting tenants for their broadcasting operations. Does not include license fees charged to broadcasting tenants.
(6)	Represents leases that are included in occupancy as of March 31, 2018 and expire on March 31, 2018.
(7)	Represents license fees for the use of the Empire State Building mast and base rent for physical space occupied by broadcasting tenants.
(8)	Excludes Fox Television whose lease expired during 2017 and was billed holdover rent as of March 31, 2018.

First Quarter 2018

20 Largest Tenants and Portfolio Tenant Diversification by Industry

(unaudited)

20 Largest Tenants	Property	Lease Expiration (1)	Weighted Average Remaining Lease Term(2)	Total Occupied Square Feet (3)	Percent of Portfolio Rentable Square Feet (4)	Annualized Rent (5)	Percent of Portfolio Annualized Rent (6)
1.Global Brands Group	ESB, 1333 B’Way	Oct. 2023 - Oct. 2028	9.8 years	668,942	6.4%	$31,437,329	6.1%
2.Coty	ESB	Jan. 2030	11.8 years	312,700	3.0%	15,941,279	3.1%
3.LinkedIn	ESB	Feb. 2026	7.9 years	282,782	2.7%	15,031,208	2.9%
4.PVH Corp.	501 Seventh Avenue	Apr 2018 - Oct. 2028	10.5 years	238,392	2.3%	10,510,640	2.0%
5.Sephora	112 West 34th Street	Jan. 2029	10.8 years	11,334	0.1%	10,445,021	2.0%
6.Li & Fung	1359 Broadway	Oct. 2021-Oct. 2027	6.0 years	149,436	1.4%	7,297,593	1.4%
7.Federal Deposit Insurance Corp.	ESB	Jan. 2020	1.8 years	121,879	1.2%	7,013,460	1.4%
8.Macy’s	111 West 33rd Street	May 2030	12.2 years	131,117	1.3%	6,867,959	1.3%
9.Urban Outfitters	1333 Broadway	Sept. 2029	11.5 years	56,730	0.5%	6,831,727	1.3%
10.Duane Reade	ESB, 1350 B’Way, 250 West 57th	Feb. 2021-Sept. 2027	6.7 years	47,541	0.5%	6,280,903	1.2%
11.Footlocker	112 West 34th Street	Sept. 2031	13.5 years	34,192	0.3%	6,223,978	1.2%
12.Legg Mason	First Stamford Place	Sept. 2024	6.5 years	137,583	1.3%	6,215,355	1.2%
13.WDFG North America	ESB	Dec. 2025	7.7 years	5,300	0.1%	5,680,726	1.1%
14.Shutterstock	ESB	Apr. 2029	11.1 years	104,386	1.0%	5,589,650	1.1%
15.Kohl’s	1400 Broadway	May 2029	11.2 years	113,032	1.1%	4,919,135	1.0%
16.Thomson Reuters	Metro Center	May 2018-Apr. 2020	1.5 years	91,921	0.9%	4,899,770	1.0%
17.The Gap, Inc.	111 West 33rd Street	Jan. 2030	11.8 years	80,903	0.8%	4,611,471	0.9%
18.HNTB Corporation	ESB	Feb. 2026	7.9 years	78,361	0.8%	4,592,963	0.9%
19.The Michael J. Fox Foundation	111 West 33rd Street	Nov. 2029	11.7 years	75,959	0.7%	4,557,540	0.9%
20.Target	112 West 34th Street	Jan. 2038	19.8 years	43,019	0.4%	4,300,000	0.8%

Total				2,785,509	26.8%	$169,247,707	32.8%

Notes:

(1)	Expiration dates are per lease and do not assume exercise of renewal or extension options. For tenants with more than two leases, the lease expiration is shown as a range.
(2)	Represents the weighted average lease term, based on annualized rent.
(3)	Based on leases signed and commenced as of March 31, 2018.
(4)	Represents the percentage of rentable square feet of the Company’s office and retail portfolios in the aggregate.
(5)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(6)	Represents the percentage of annualized rent of the Company’s office and retail portfolios in the aggregate.

Portfolio Tenant Diversification by Industry (based on annualized rent)

First Quarter 2018

Capital Expenditures and Redevelopment Program and Leasing Opportunity

(unaudited and dollars in thousands)

	Three Months Ended
Capital expenditures	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Tenant improvements—first generation	$17,298	$17,680	$16,219	$20,557	$25,254
Tenant improvements—second generation	2,039	6,966	6,058	4,764	2,464
Leasing commissions—first generation	3,699	6,207	7,416	7,683	2,538
Leasing commissions—second generation	3,024	2,996	817	192	1,071
Building improvements—first generation	13,664	19,591	15,759	26,680	19,935
Building improvements—second generation	1,719	3,566	2,105	2,337	30
Observatory capital project	11,533	16,360	13,411	6,850	—

Total	$52,976	$73,366	$61,785	$69,063	$51,292

Tenant space redevelopment by square feet (1) (2)

- Future redevelopment (Empire State Building) - 240,000 square feet

- Future redevelopment (other Manhattan properties) - 650,000 square feet

- Redevelopment completed - 7,090,000 square feet

Inventory of vacant space (2)

- Developed - 560,000 square feet, 85% (3)

- Undeveloped - 100,000 square feet, 15%

Inventory of undeveloped space (2)

- Vacant - 100,000 square feet, 11%

- Expires in 2018 - 180,000 square feet, 20%

- Expires in 2019 and thereafter - 610,000 square feet, 69%

Leasing Opportunity—Inventory of Current Vacant Space as of March 31, 2018 (in square feet)
Total Portfolio vacant space					1,205,000

Signed leases not commenced (“SLNC”):
Manhattan Office Properties SLNC					327,000
Greater New York Office Properties SLNC					3,000
Retail Properties SLNC					13,000
Redeveloped Manhattan Office space					461,000
Greater New York Office Properties space					169,000
Retail Properties space					61,000
Undeveloped Manhattan Office space					60,000
Space held off market					72,000
Other					39,000

Total					1,205,000

Development of Space Expected to Vacate from March 31, 2018 through December 31, 2018 (in square feet)
	Expected Vacates	2018	2019	2020	Thereafter
Tenant Vacates
Developed	91,999
Undeveloped space to be developed	6,278	—	3,966	1,727	585

	98,277

Intentional Vacates
Developed	30,794
Undeveloped space to be developed	70,290	40,121	24,231	—	5,938

	101,084

Notes:

(1)	These estimates are based on the Company’s current budgets and are subject to change.
(2)	Redevelopment program is for the Manhattan office assets only. Square footage based on market measurement. Developed space includes space that has been demolished and completed asbestos abatement and available for lease up or ready to be prebuilt. Permanent building use spaces, amenity spaces and broadcasting spaces are excluded.
(3)	Includes 461,000 square feet of redeveloped Manhattan office space, 38,000 square feet of redeveloped retail space and the balance reflects space held off-market.

First Quarter 2018

Observatory Summary

(unaudited and in thousands)

		Three Months Ended
Observatory NOI	Twelve Months to Date	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Observatory revenue	$127,427	$21,249	$32,906	$39,306	$33,966	$20,940
Observatory expenses	30,356	7,336	7,196	8,648	7,176	7,255

NOI	97,071	13,913	25,710	30,658	26,790	13,685
Intercompany rent expense (1)	77,829	13,561	20,292	23,301	20,675	13,378

NOI after intercompany rent	$19,242	$352	$5,418	$7,357	$6,115	$307

Observatory Metrics
Number of visitors		660,000	1,014,000	1,276,000	1,126,000	636,000
Change in visitors year over year		3.8%	(5.1%)	(4.8%)	0.2%	(11.5%)
Number of bad weather days (“BWD”) (2)		15	10	14	15	22
Estimated effect of BWD’s on number of visitors (3)		(14,000)	(2,000)	(38,000)	(65,000)	n/a
102nd floor revenue (4)		$83	$2,767	$3,537	$3,139	$1,933

Notes:

(1)	The observatory pays a market-based rent payment comprised of fixed and percentage rent to the Empire State Building. Intercompany rent is eliminated upon consolidation.
(2)	The Company defines a bad weather day as one in which the top of the Empire State Building is obscured from view for more than 50% of the day.
(3)	This metric commenced in the second quarter 2017. Represents an estimated reduction in the number of visitors due to bad weather days compared to the same quarter in the prior year.
(4)	Reflects revenues derived from the 102nd floor observatory. This revenue is included in total observatory revenues above and will be broken out separately throughout the duration of the observatory capital improvement program.

Annual Observatory Revenues 2013 to 2017

First Quarter 2018

Condensed Consolidated Balance Sheets

(unaudited and dollars in thousands)

	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Assets
Commercial real estate properties, at cost:
Land	$201,196	$201,196	$201,196	$201,196	$201,196
Development costs	7,986	7,986	7,978	7,978	7,977
Building and improvements	2,495,901	2,458,473	2,398,964	2,347,435	2,292,363

	2,705,083	2,667,655	2,608,138	2,556,609	2,501,536
Less: accumulated depreciation	(678,250)	(656,900)	(631,916)	(605,481)	(581,703)

Commercial real estate properties, net	2,026,833	2,010,755	1,976,222	1,951,128	1,919,833
Cash and cash equivalents	690,471	464,344	432,105	440,958	532,442
Restricted cash	61,699	65,853	64,020	68,011	62,464
Tenant and other receivables, net	25,156	28,329	34,661	23,995	20,580
Deferred rent receivables, net	184,667	178,629	172,665	165,470	158,005
Prepaid expenses and other assets	39,393	61,028	39,463	54,624	36,815
Deferred costs, net	255,844	262,701	268,132	263,392	270,456
Acquired below-market ground leases, net	366,271	368,229	370,187	372,144	374,102
Goodwill	491,479	491,479	491,479	491,479	491,479

Total assets	$4,141,813	$3,931,347	$3,848,934	$3,831,201	$3,866,176

Liabilities and Equity
Mortgage notes payable, net	$610,826	$717,164	$720,830	$724,312	$754,548
Senior unsecured notes, net	1,043,677	707,895	592,914	592,073	591,232
Unsecured term loan facility, net	263,777	263,662	263,546	263,114	263,019
Unsecured revolving credit facility	—	—	—	—	—
Accounts payable and accrued expenses	106,830	110,849	142,690	136,617	125,910
Acquired below-market leases, net	62,418	66,047	70,013	74,083	78,246
Deferred revenue and other liabilities	37,499	40,907	41,320	27,380	31,097
Tenants’ security deposits	43,448	47,086	47,395	49,669	47,198

Total liabilities	2,168,475	1,953,610	1,878,708	1,867,248	1,891,250
Total equity	1,973,338	1,977,737	1,970,226	1,963,953	1,974,926

Total liabilities and equity	$4,141,813	$3,931,347	$3,848,934	$3,831,201	$3,866,176

First Quarter 2018

Condensed Consolidated Statements of Income

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Revenues
Rental revenue	$122,311	$123,596	$122,391	$120,844	$117,113
Tenant expense reimbursement	17,794	19,790	20,346	17,569	15,974
Observatory revenue	21,249	32,906	39,306	33,966	20,940
Lease termination fees	622	3,197	1,165	1,251	7,938
Third party management and other fees	463	312	345	392	351
Other revenue and fees	6,057 (1)	3,269	3,767	3,102	2,638

Total revenues	168,496	183,070	187,320	177,124	164,954
Operating expenses
Property operating expenses	44,185	41,522	41,270	38,529	42,210
Ground rent expenses	2,331	2,332	2,331	2,332	2,331
General and administrative expenses	12,628	13,749	12,899	12,579	11,088
Observatory expenses	7,336	7,196	8,648	7,176	7,255
Real estate taxes	26,744	26,465	26,901	24,542	24,558
Depreciation and amortization	39,883	40,842	38,490	40,532	40,846

Total operating expenses	133,107	132,106	130,539	125,690	128,288

Total operating income	35,389	50,964	56,781	51,434	36,666
Other income (expense)
Interest expense	(17,591)	(16,364)	(16,890)	(17,477)	(17,742)
Loss on early extinguishment of debt	—	—	(2,157)	—	—
Loss from derivative financial instruments	—	—	—	(42)	(247)

Income before income taxes	17,798	34,600	37,734	33,915	18,677
Income tax (expense) benefit	260	(2,340)	(2,245)	(2,556)	468

Net income	18,058	32,260	35,489	31,359	19,145
Perpetual preferred unit distributions	(234)	(234)	(234)	(234)	(234)
Net income attributable to non-controlling interests	(8,056)	(14,754)	(16,449)	(14,541)	(8,926)

Net income attributable to common stockholders	$9,768	$17,272	$18,806	$16,584	$9,985

Weighted average common shares outstanding
Basic	162,667	159,989	158,102	157,921	156,493

Diluted	296,827	297,898	297,871	298,398	297,962

Net income per share attributable to common stockholders
Basic and diluted	$0.06	$0.11	$0.12	$0.10	$0.06

Dividends per share	$0.105	$0.105	$0.105	$0.105	$0.105

Notes:

(1)	Includes a $2.8 million settlement reached with a former broadcast tenant.

First Quarter 2018

Funds from Operations (“FFO”), Modified Funds From Operations (“Modified FFO”), Core Funds from

Operations (“Core FFO”), Core Funds Available for Distribution (“Core FAD”) and EBITDA

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Reconciliation of Net Income to FFO, Modified FFO and Core FFO
Net Income	$18,058	$32,260	$35,489	$31,359	$19,145
Preferred unit distributions	(234)	(234)	(234)	(234)	(234)
Real estate depreciation and amortization	39,468	40,484	38,134	40,132	40,424

FFO attributable to common stockholders and non-controlled interests	57,292	72,510	73,389	71,257	59,335
Amortization of below-market ground lease	1,958	1,958	1,957	1,958	1,958

Modified FFO attributable to common stockholders and non-controlled interests	59,250	74,468	75,346	73,215	61,293
Deferred tax asset write-off	—	446	—	—	—
Loss on early extinguishment of debt	—	—	2,157	—	—

Core FFO attributable to common stockholders and non-controlled interests	$59,250	$74,914	$77,503	$73,215	$61,293

Total weighted average shares and Operating Partnership Units
Basic	296,824	296,654	296,389	296,388	296,388

Diluted	296,827	297,898	297,871	298,398	297,962

FFO attributable to common stockholders and non-controlled interests per share
Basic	$0.19	$0.24	$0.25	$0.24	$0.20

Diluted	$0.19	$0.24	$0.25	$0.24	$0.20

Modified FFO attributable to common stockholders and non-controlled interests per share
Basic	$0.20	$0.25	$0.25	$0.25	$0.21

Diluted	$0.20	$0.25	$0.25	$0.25	$0.21

Core FFO attributable to common stockholders and non-controlled interests per share
Basic	$0.20	$0.25	$0.26	$0.25	$0.21

Diluted	$0.20	$0.25	$0.26	$0.25	$0.21

Reconciliation of Core FFO to Core FAD
Core FFO	$59,250	$74,914	$77,503	$73,215	$61,293
Add:
Amortization of deferred financing costs	1,034	1,036	1,017	1,331	1,294
Non-real estate depreciation and amortization	415	358	356	400	422
Amortization of non-cash compensation expense	4,555	3,292	3,841	3,813	3,154
Amortization of debt discount	668	667	668	668	668
Deduct:
Straight-line rental revenues	(5,853)	(5,963)	(6,861)	(7,722)	(5,998)
Amortization of debt premiums	(949)	(1,737)	(1,736)	(1,737)	(1,737)
Above/below-market rent revenue amortization	(1,168)	(1,567)	(1,607)	(1,119)	(1,428)
Corporate capital expenditures	—	(5)	—	(10)	(382)
Tenant improvements—second generation	(2,039)	(6,966)	(6,058)	(4,764)	(2,464)
Building improvements—second generation	(1,719)	(3,566)	(2,105)	(2,337)	(30)
Leasing commissions—second generation	(3,024)	(2,996)	(817)	(192)	(1,071)

Core FAD	$51,170	$57,467	$64,201	$61,546	$53,721

Reconciliation of Net Income to EBITDA
Net income	$18,058	$32,260	$35,489	$31,359	$19,145
Interest expense	17,591	16,364	16,890	17,477	17,742
Income tax expense (benefit)	(260)	2,340	2,245	2,556	(468)
Depreciation and amortization	39,883	40,842	38,490	40,532	40,846

EBITDA	$75,272	$91,806	$93,114	$91,924	$77,265

First Quarter 2018

Debt Summary

(unaudited and dollars in thousands)

	March 31, 2018			December 31, 2017
		Weighted Average			Weighted Average
Debt Summary	Balance	Interest Rate	Maturity (Years)	Balance	Interest Rate	Maturity (Years)
Fixed rate mortgage debt	$617,361	4.10%	10.8	$721,224	4.78%	6.1
Senior unsecured notes	1,050,000	3.82%	8.9	715,000	3.57%	6.9
Unsecured term loan facility (1)	265,000	3.35%	4.4	265,000	3.35%	4.7

Total fixed rate debt	1,932,361	3.84%	8.8	1,701,224	4.05%	6.2
Unsecured revolving credit facility	—	—	3.4	—	—	3.7

Total variable rate debt	—	—	3.4	—	—	3.7

Total debt	1,932,361	3.84%	8.8	1,701,224	4.05%	6.2

Discount	(3,651)			(3,370)
Deferred financing costs, net	(10,430)			(9,133)

Total	$1,918,280			$1,688,721

Note:

(1)	Beginning August 2017, LIBOR was fixed at 2.1485% under a variable to fixed interest rate swap agreement.
(2)	Capitalized interest for first quarter 2018 was $0.4 million.

Available Capacity	Facility	Outstanding at March 31, 2018	Letters of Credit	Available Capacity
Unsecured revolving credit facility (1)	$1,100,000	$—	$—	$1,100,000

Covenant Summary	Required		Current Quarter		In Compliance
Maximum Total Leverage(2)	< 60%		28.7%		Yes
Maximum Secured Debt	< 40%		9.1%		Yes
Minimum Fixed Charge Coverage	> 1.50	x	4.4	x	Yes
Minimum Unencumbered Interest Coverage	> 1.75	x	7.3	x	Yes
Maximum Unsecured Leverage	< 60%		24.9%		Yes
Minimum Tangible Net Worth	$1,249,392		$1,723,990		Yes

Notes:

(1)	The unsecured revolving credit and term loan facility has an accordion feature allowing for an increase in maximum aggregate principal balance to $1.75 billion under certain circumstances. This unsecured revolving credit facility matures in August 2021 with two additional six-month extension options.
(2)	Represents the ratio of total indebtedness to total asset value as defined and determined in accordance with the credit facility agreement.

First Quarter 2018

Debt Detail

(unaudited and dollars in thousands)

	Stated Interest Rate (%)	Current Interest Rate (%)	Principal Balance	Maturity Date	Amortization
Fixed rate mortgage debt:
Metro Center	3.59%	3.59%	$93,428	11/5/2024	30 years
10 Union Square	3.70%	3.70%	50,000	4/1/2026	Interest only
1542 Third Avenue	4.29%	4.29%	30,000	5/1/2027	Interest only
First Stamford Place (1)	4.28%	4.28%	180,000	7/1/2027	5 years interest only; 30 years thereafter
1010 Third Avenue and 77 West 55th Street	4.01%	4.01%	39,534	1/5/2028	30 years
10 Bank Street	4.23%	4.23%	34,399	6/1/2032	25 years
383 Main Avenue	4.44%	4.44%	30,000	6/30/2032	5 years interest only; 30 years thereafter
1333 Broadway	4.21%	4.21%	160,000	2/5/2033	Interest only

Total mortgage debt			617,361
Exchangeable senior unsecured notes	2.63%	2.63%	250,000	8/15/2019	Interest only
Unsecured revolving credit facility	LIBOR plus 1.10%	2.98%	—	8/29/2021	Interest only
Unsecured term loan facility (2)	LIBOR plus 1.20%	3.35%	265,000	8/29/2022	Interest only
Senior unsecured notes (Series A)	3.93%	3.93%	100,000	3/27/2025	Interest only
Senior unsecured notes (Series B)	4.09%	4.09%	125,000	3/27/2027	Interest only
Senior unsecured notes (Series C)	4.18%	4.18%	125,000	3/27/2030	Interest only
Senior unsecured notes (Series D)	4.08%	4.08%	115,000	1/22/2028	Interest only
Senior unsecured notes (Series E)	4.26%	4.26%	160,000	3/22/2030	Interest only
Senior unsecured notes (Series F)	4.44%	4.44%	175,000	3/22/2033	Interest only

Total / weighted average debt		3.84%	1,932,361

Discount			(3,651)
Deferred financing costs, net			(10,430)

Total			$1,918,280

Notes:

(1)	Represents a $164 million mortgage loan bearing interest at 4.09% and a $16 million loan bearing interest at 6.25%.
(2)	Beginning August 2017, LIBOR was fixed at 2.1485% under a variable to fixed interest rate swap agreement.

First Quarter 2018

Debt Maturities and Ground Lease Commitments

(unaudited and dollars in thousands)

Year	Amortization	Maturities (1)	Total	Percentage of Total Debt	Weighted Average Interest Rate of Maturing Debt
2018	$2,749	$—	$2,749	0.1%	n/a
2019	3,790	250,000	253,790	13.1%	2.63%
2020	3,938	—	3,938	0.2%	n/a
2021	4,090	—	4,090	0.2%	n/a
2022	5,628	265,000	270,628	14.0%	3.35%
Thereafter	41,744	1,355,422	1,397,166	72.4%	4.15%

Total debt	$61,939	$1,870,422	1,932,361	100.0%	3.84%

Discount			(3,651)
Deferred financing costs, net			(10,430)

Total			$1,918,280

Note:

(1)	Assumes no extension options are exercised.

Debt Maturity Profile

Ground Lease Commitments

Year	1350 Broadway	1400 Broadway	111 West 33rd Street	Total
2018	$81	$506	$551	$1,138
2019	108	675	735	1,518
2020	108	675	735	1,518
2021	108	675	735	1,518
2022	108	675	735	1,518
Thereafter	2,223	11,475	39,996	53,694

	$2,736	$14,681	$43,487	$60,904

First Quarter 2018

Supplemental Definitions

Funds From Operations (“FFO”)

We compute FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts, or NAREIT, which defines FFO as net income (loss) (determined in accordance with GAAP), excluding impairment writedowns of investments in depreciable real estate and investments in in-substance real estate investments, gains or losses from debt restructurings and sales of depreciable operating properties, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs), less distributions to non-controlling interests and gains/losses from discontinued operations and after adjustments for unconsolidated partnerships and joint ventures. FFO is a widely recognized non-GAAP financial measure for REITs that we believe, when considered with financial statements determined in accordance with GAAP, is useful to investors in understanding financial performance and providing a relevant basis for comparison among REITs. In addition, FFO is useful to investors as it captures features particular to real estate performance by recognizing that real estate has generally appreciated over time or maintains residual value to a much greater extent than do other depreciable assets. Investors should review FFO, along with GAAP net income, when trying to understand an equity REIT’s operating performance. We present FFO because we consider it an important supplemental measure of our operating performance and believe that it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results of operations, the utility of FFO as a measure of its performance is limited. There can be no assurance that FFO presented by us is comparable to similarly titled measures of other REITs. FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. Although FFO is a measure used for comparability in assessing the performance of REITs, as the NAREIT White Paper only provides guidelines for computing FFO, the computation of FFO may vary from one company to another.

Modified Funds From Operations (“Modified FFO”)

Modified FFO adds back an adjustment for any above or below-market ground lease amortization to traditionally defined FFO. We consider this a useful supplemental measure in evaluating our operating performance due to the non-cash accounting treatment under GAAP, which stems from the third quarter 2014 acquisition of two option properties following our formation transactions as they carry significantly below market ground leases, the amortization of which is material to our overall results. We present Modified FFO because we consider it an important supplemental measure of our operating performance in that it adds back the non-cash amortization of below-market ground leases. There can be no assurance that Modified FFO presented by us is comparable to similarly titled measures of other REITs. Modified FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Modified FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions.

Core Funds From Operations (“Core FFO”)

Core FFO adds back to Modified FFO the following items: deferred tax asset write-off, loss on early extinguishment of debt and acquisition expenses. The Company presents Core FFO because it considers it an important supplemental measure of its operating performance in that it excludes non-recurring items. There can be no assurance that Core FFO presented by the Company is comparable to similarly titled measures of other REITs. Core FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Core FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. In future periods, we may also exclude other items from Core FFO that we believe may help investors compare our results.

Core Funds Available for Distribution (“Core FAD”)

In addition to Core FFO, we present Core FAD by (i) adding to Core FFO non-real estate depreciation and amortization, the amortization of deferred financing costs, amortization of debt discounts and non-cash compensation expenses and (ii) deducting straight line rent, recurring second generation leasing commissions, tenant improvements, prebuilts, capital expenditures, furniture, fixtures & equipment, amortization of debt premiums and above/below market rent revenue. Core FAD is presented solely as a supplemental disclosure that we believe provides useful information regarding our ability to fund our dividends. Core FAD does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Core FAD is not indicative of cash available to fund ongoing cash needs., including the ability to make cash distributions. There can be no assurance that Core FAD presented by us is comparable to similarly titled measures of other REITs.

Net Operating Income (NOI)

NOI is a non-GAAP financial measure of performance. NOI is used by our management to evaluate and compare the performance of our properties and to determine trends in earnings and to compute the fair value of our properties as it is not affected by; (i) the cost of funds of the property owner, (ii) the impact of depreciation and amortization expenses as well as gains or losses from the sale of operating real estate assets that are included in net income computed in accordance with GAAP, (iii) acquisition expenses, loss on early extinguishment of debt and loss from derivative financial instruments or (iv) general and administrative expenses and other gains and losses that are specific to the property owner. The cost of funds is eliminated from net operating income because it is specific to the particular financing capabilities and constraints of the owner. The cost of funds is also eliminated because it is dependent on historical interest rates and other costs of capital as well as past decisions made by us regarding the appropriate mix of capital which may have changed or may change in the future. Depreciation and amortization expenses as well as gains or losses from the sale of operating real estate assets are eliminated because they may not accurately represent the actual change in value in our office or retail properties that result from use of the properties or changes in market conditions. While certain aspects of real property do decline in value over time in a manner that is reasonably captured by depreciation and amortization, the value of the properties as a whole have historically increased or decreased as a result of changes in overall economic conditions instead of from actual use of the property or the passage of time. Gains and losses from the sale of real property vary from property to property and are affected by market conditions at the time of sale which will usually change from period to period. These gains and losses can create distortions when comparing one period to another or when comparing our operating results to the operating results of other real estate companies that have not made similarly timed, purchases or sales. We believe that eliminating these costs from net income is useful because the resulting measure captures the actual revenue, generated and actual expenses incurred in operating our properties as well as trends in occupancy rates, rental rates and operating costs. However, the usefulness of NOI is limited because it excludes general and administrative costs, interest expense, depreciation and amortization expense and gains or losses from the sale of properties, and other gains and losses as stipulated by GAAP, the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, all of which are significant economic costs. NOI may fail to capture significant trends in these components of net income which further limits its usefulness. NOI is a measure of the operating performance of our properties but does not measure our performance as a whole. NOI is therefore not a substitute for net income as computed in accordance with GAAP. This measure should be analyzed in conjunction with net income computed in accordance with GAAP. Other companies may use different methods for calculating NOI or similarly titled measures and, accordingly, our NOI may not-be comparable to similarly titled measures reported by other companies that do not define the measure exactly as we do.

EBITDA

We compute EBITDA as net income plus interest expense, income taxes and depreciation. We present EBITDA because we believe that EBITDA, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of its ability to incur and service debt. EBITDA should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of our financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of its liquidity.